UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 28, 2005

EMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 23, 2005, eMerge Interactive, Inc. and certain institutional investors (collectively, the “Investors”) entered into an amendment to the Registration Rights Agreement dated January 27, 2005. A copy of the Amendment to Registration Rights Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 28, 2005, eMerge Interactive, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2004. A copy of the news release and transcript of the related conference call are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in eMerge Interactive’s filings under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description of Exhibit
10.1	Amendment to Registration Rights Agreement, dated as of February 23, 2005, by and among eMerge Interactive, Inc., Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

99.1.	Press release, dated February 28, 2005, announcing financial results for the quarter and year ended December 31, 2004.

99.2.	Transcript of the related conference call, dated February 28, 2005, announcing financial results for the quarter and year ended December 31, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 28, 2005

eMerge Interactive, Inc.

By:	/s/ Robert E. Drury
Name:	Robert E. Drury
Title:	Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Registration Rights Agreement, dated as of February 23, 2005, by and among eMerge Interactive, Inc., Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

99.1.	Press release, dated February 28, 2005, announcing financial results for the quarter and year ended December 31, 2004.

99.2.	Transcript of the related conference call, dated February 28, 2005, announcing financial results for the quarter and year ended December 31, 2004.